Exhibit 99.1

ADESA INC

DRIVEN BY VALUES

Industry Overview

June 1, 2006

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ADESA Analytical Services Reports

Pulse
Latest Economic Indicators
2005 Mid-Year
ADESA

Plus monthly postings on:
www.adesa.com/kontoskorner

Contact Tom Kontos
tkontos@adesa.com
317/249-4235

Slide 2

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Vehicles in Operation 258 Million
Used Vehicle Transactions 46 Million
Wholesale Auctions 10 Million
New Vehicle Sales 19 Million
Vehicles Removed from Operation 12 Million*

* Includes approximately 3.25 million units of salvage auction sales.

Slide 4

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Fleet Sales by Manufacturers
(Millions of Units)
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
0.92
1.68
2.59
0.83
1.71
2.54
0.77
1.77
2.54
0.83
1.94
2.77
0.96
2.08
3.04
2001
2002
2003
2004
2005
Commercial Fleet
Rental
Total

(Commercial Fleet figures include government units.)

Slide 5

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35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
30.5%
19.3%
23.1%
Jan-00
Mar-00
May-00
Jul-00
Sep-00
Nov-00
Jan-01
Mar-01
May-01
Jul-01
Sep-01
Nov-01
Jan-02
Mar-02
May-02
Jul-02
Sep-02
Nov-02
Jan-03
Mar-03
May-03
Jul-03
Sep-03
Nov-03
Jan-04
Mar-04
May-04
Jul-04
Sep-04
Nov-04
Jan-05
Mar-05
May-05
Jul-05
Sep-05
Nov-05
Jan-06
Mar-06

Slide 6

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Consumer Leases and Off-Lease Volumes Returning for Wholesale Remarketing (Millions)
History
Projections
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
4.16
3.61
3.17
3.05
3.26
3.36
3.40
3.43
3.60
3.70
3.80
1.68
1.81
1.89
1.93
1.48
1.26
1.19
1.20
1.28
1.30
1.31
2000
2001
2002
2003
2004
2005E
2006
2007
2008
2009
2010
Consumer Leases
Off-Lease Volume Returning for Wholesale Remarketing

Slide 7

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Top 100 Dealer Groups' Share of Total Retail Sales Volume
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
8.0%
2.9%
8.6%
3.3%
10.1%
3.8%
11.2%
3.7%
12.4%
4.4%
13.6%
4.6%
14.2%
5.2%
14.6%
5.3%
15.1%
5.4%
15.2%
5.3%
15.2%
5.4%
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
New Vehicles
Used Vehicles

Slide 8

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Sources of Used Vehicles Retailed by Franchised Dealers - U.S.
% of Total Used Vehicles Retailed
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
3%
14%
6%
22%
55%
6%
6%
33%
20%
35%
1982
2004
Other
Street Purchase
Auction Purchase
Trade-in on Used Vehicle
Trade-in on New Vehicle

Slide 9

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U.S. Average Auction Prices

$11,000
$10,500
$10,000
$9,500
$9,000
$8,500
$8,000
$7,500
$7,000
$6,500
$6,000
Jan-94
Jan-95
Jan-96
Jan-97
Jan-98
Jan-99
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
$10,179

Source: ADESA Analytical Services based on AuctionNet data.

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Compact Car 9.3%
Sporty Car 7.9%
Fullsize Car 6.8%
Fullsize Van 6.2%
Midsize SUV 5.8%
All Segments 4.0%
Luxury Car 3.2%
Mini Van 3.1%
Midsize Car 3.0%
Compact Pickup 0.8%
Fullsize Pickup -1.0%
Mini SUV -1.8%
Fullsize SUV -4.1%
Luxury SUV -5.3%
-6.0% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0%

Slide 12

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Fuel Prices
- National Average -
$ per Gallon
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
$2.91

ADESA
DRIVEN BY VALUES.

Slide 13

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Used Vehicle Price as a % of New Vehicle Price
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
Jan-90
Jan-91
Jan-92
Jan-93
Jan-94
Jan-95
Jan-96
Jan-97
Jan-98
Jan-99
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
60.7%

Slide 15

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Average New Vehicle Incentives According to Edmunds

$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Jan-02
Mar-02
May-02
Jul-02
Sep-02
Nov-02
Jan-03
Mar-03
May-03
Jul-03
Sep-03
Nov-03
Jan-04
Mar-04
May-04
Jul-04
Sep-04
Nov-04
Jan-05
Mar-05
May-05
Jul-05
Sep-05
Nov-05
Jan-06
Mar-06
May-06
Jul-06
Sep-06
Nov-06
$2,297

Slide 16

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Historical Retail Used Vehicle Sales (Millions of Units) - YTD April
8.40
8.20
8.00
7.80
7.60
7.40
7.20
7.00
6.80
6.60
7.95
7.83
8.30
7.19
7.59
7.90
7.65
2000
2001
2002
2003
2004
2005
2006

Slide 17

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Retail Used Vehicle Sales Trends
Year-on-Year % Change in Sales Volume
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
-10.0%
-12.0%
-14.0%
-12.7%
-6.5%
-9.8%
-2.2%
-1.0%
-1.6%
0.4%
0.5%
0.4%
-2.5%
-2.3%
-2.4%
Jan-06
Feb-06
Mar-06
Apr-06
Franchised
Independent
Total Retail

Slide 18

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Estimated Auction Industry Inventory Days*

50
45
40
35
30
25
20
15
10
5
0
19
43
18
45
17
39
21
26
40
31
Jan-02
Feb-02
Mar-02
May-02
Jun-02
Aug-02
Sep-02
Oct-02
Dec-02
Jan-03
Feb-03
Apr-03
May-03
Jul-03
Aug-03
Sep-03
Nov-03
Dec-03
Jan-04
Mar-04
Apr-04
Jun-04
Jul-04
Aug-04
Oct-04
Nov-04
Dec-04
Feb-05
Mar-05
May-05
Jun-05
Jul-05
Sep-05
Oct-05
Dec-05
Jan-06
Feb-06
Apr-06

Slide 19

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[GRAPHIC]

[LOGO]

Industry Overview
June 1, 2006

ADESA Analytical Services Reports	[LOGO]

GVR Global Vehicle Remarketing

A Service Industry Positioned for Growth 2005/2006

[GRAPHIC]

Pulse

Latest Economic Indicators
2005 Mid-Year

[GRAPHIC]

Plus monthly postings on:

www.adesa.com/kontoskorner

Contact Tom Kontos

tkontos@adesa.com

317/249-4235

2

Industry Background

3

The Vehicle Life Cycle and Vehicle Remarketing in 2005
-U.S. & Canada-

[GRAPHIC]

* Includes approximately 3.25 million units of salvage auction sales.

4

Fleet Sales by Manufacturers

(Millions of Units)

	’05 vs ’04 Variance
	Units	%
Commercial Fleet	123,907	14.8%
Rental	141,947	7.3%
Total	265,854	9.6%

[CHART]

5

Lease Penetration

(Personal Use* Leases as a Percent of Total New Vehicle Sales)

*“Personal use” leases are leases on vehicles used by businesses that are also used at least 20% of the time for personal use.

[CHART]

6

Consumer Leases and Off-Lease Volumes Returning for Wholesale Remarketing (Millions)

[CHART]

7

Top 100 Dealer Groups’ Share of Total Retail Sales Volume

[CHART]

8

Sources of Used Vehicles Retailed by Franchised Dealers - U.S.

[CHART]

9

Current Market Conditions

10

U.S. Average Auction Prices

[CHART]

Source: ADESA Analytical Services based on AuctionNet data.

11

Year-on-Year % Change in Average AuctionNet Price by Model Class - April 2006

[CHART]

12

Fuel Prices

- National Average -

[CHART]

13

Wholesale Used Vehicle Price Trends

	Average Prices ($/Unit)			Latest Month Versus:
	Apr-06	Mar-06	Apr-05	Prior Month	Prior Year

Total All Vehicles	$10,179	$10,370	$9,787	-1.8%	4.0%

Total Cars	$9,253	$9,373	$8,770	-1.3%	5.5%
Compact Car	$6,599	$6,534	$6,038	1.0%	9.3%
Midsize Car	$7,704	$7,759	$7,481	-0.7%	3.0%
Fullsize Car	$10,058	$10,373	$9,414	-3.0%	6.8%
Luxury Car	$14,423	$14,553	$13,983	-0.9%	3.2%
Sporty Car	$13,299	$13,631	$12,330	-2.4%	7.9%

Total Trucks	$11,208	$11,499	$11,035	-2.5%	1.6%
Mini Van	$8,414	$8,819	$8,160	-4.6%	3.1%
Fullsize Van	$8,271	$8,521	$7,789	-2.9%	6.2%
Mini SUV	$10,948	$11,005	$11,146	-0.5%	-1.8%
Midsize SUV	$10,931	$11,248	$10,335	-2.8%	5.8%
Fullsize SUV	$14,465	$15,177	$15,078	-4.7%	-4.1%
Luxury SUV	$21,789	$22,335	$22,997	-2.4%	-5.3%
Compact Pickup	$7,655	$7,808	$7,596	-2.0%	0.8%
Fullsize Pickup	$11,773	$12,015	$11,887	-2.0%	-1.0%

Source: ADESA Analytical Services based on AuctionNet data and J.D. Power and Associates Vehicle Segmentation Guide. Note: March data has been revised.

14

Used Vehicle Price as a % of New Vehicle Price

[CHART]

15

Average New Vehicle Incentives According to Edmunds

[CHART]

16

Historical Retail Used Vehicle Sales (Millions of Units) - YTD April

[CHART]

17

Retail Used Vehicle Sales Trends

[CHART]

18

Estimated Auction Industry Inventory Days*

[CHART]

* Based on inventory levels of manufacturers and captive finance sales units only.

19

Dashboard Summary

An at-a-glance perspective of the industry’s current trends, statistics and projections revealed in detail in this GVR report.

1.	The number of vehicles on the road in the U.S. and Canada continues to rise.			4.	• Rental and commercial fleet sales grew by 500k units from 2003-2005; should see much of this volume in 2006 and beyond. • Expect more dealer consignment volume in 2006.	5. The negative growth rate in off-lease volumes should taper and then turn positive

	[GRAPHIC]				[GRAPHIC]	[GRAPHIC]

2.	U.S. and Canada used vehicle sales increased.	3.	Both measures of used vehicle activity grew by 3% in 2005.	6.	Although estimated auction volumes fell modestly in 2005, they are positioned for growth in 2006 and beyond.

	[CHART]		[GRAPHIC]		[CHART]

20

In Summary:

[GRAPHIC]

•                  VIO, off-fleet, off-lease, and dealer consignment trends appear positive for future auction volumes.

•                  Retail market started the year soft, but VIO churn and hurricane replacement should support solid retail sales for remainder of 2006.

•                  Prices should stabilize, around typical seasonal fluctuations.

21